Exhibit 10.2

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of July 19, 2013 between Discovery Gold Corporation, a Nevada corporation (the “Company”), and Steven Ross, an individual residing at 2275 NW 150th St. Unit D, Opa Locka, Florida, 33054 (the “Subscriber”).

W I T N E S S E T H:
WHEREAS, the Company is offering $50,000 of units (the “Units,” and the transaction, the “Offering”), each Unit consisting of one  share of common stock, par value $0.001 per share (the “Shares” or the “Common Stock”) and one  warrant to purchase 0.5  share of Common Stock substantially in the form of  Exhibit A attached hereto (the “Warrants”) exercisable at $0.02 per share at a price of $0.004 per Unit to the Subscriber (the “Offering Price”). The Offering is being made exclusively to accredited investors pursuant to an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder; and

WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

1.1  Subject to the terms and conditions hereinafter set forth and in the Information Package (as defined below) the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such number of Units, and the Company agrees to sell to the Subscriber as is set forth on the signature page hereof, at a per Unit price equal to $0.004 per Unit.  Within a commercially reasonable time after the execution and delivery of this Agreement, the Subscriber shall deposit the aggregate Offering Price directly to the Company’s bank account in accordance with the instructions set forth in Section 3.1.  The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

1.2  The Subscriber recognizes that the purchase of the Units involves a high degree of risk including, but not limited to, the following: (a) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Units (Shares and Warrants) is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends in the foreseeable future; and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Common Stock.  Without limiting the generality of the representations set forth in herein, the Subscriber represents that the Subscriber has carefully reviewed the Company’s reports and filings with the United States Securities and Exchange Commission (the “SEC”) (collectively, the “Information Package”).  The foregoing reports contained in the Information Package are available on the SEC’s website at www.sec.gov.

1.3  The Subscriber is, and on each date on which the Subscriber continues to own restricted securities from the Offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s principal residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

1.4  The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Units to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.5  The Subscriber hereby acknowledges receipt and careful review of this Agreement, and any documents which may have been made available upon request as reflected therein (collectively referred to with the Information Package as the “Offering Materials”) and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

1.6  (a)           In making the decision to invest in the Units the Subscriber has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Units hereunder.  The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Units other than the Offering Materials.

           (b)           The Subscriber represents and warrants that: (i) the Subscriber was contacted regarding the sale of the Units by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship  and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

1.7  The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate of the Company, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

1.8  The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D.  The Subscriber understands that the Units have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Units unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.9  The Subscriber understands that the Units have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention.  In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Units for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others.  The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Units.

1.10  The Subscriber understands that the Common Stock is thinly traded.  The Subscriber understands that even if a public market develops for the Common Stock, Rule 144 (“Rule 144”) promulgated under the Securities Act requires for non-affiliates, among other conditions, a six month holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act provided the other requirements of Rule 144 are available at the time of sale (such as availability of current public information concerning the Company).  The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Units under the Securities Act or any state securities or “blue sky” laws other than as set forth herein.

1.11  The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Units (including the underlying Shares and Warrants) that such Units have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Units. The legend to be placed on each certificate shall be in form substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

1.12  The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber’s bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to such Units.

1.13  The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.14  The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units.  This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.15  If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.16  The Subscriber acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

1.17  The Subscriber acknowledges that at such time, if ever, as the Shares or Warrants are registered under the Securities Act, sales of the Shares or Warrants will be subject to state securities laws.

1.18  (a)     The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

             (b)  The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name of the Subscriber for any offering or in any registration statement in which the Subscriber’s Units (Shares or Warrants) are included.

1.19  The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Units by the Subscriber in violation of the Securities Act or any applicable state securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including the Confidential Investor Questionnaire contained in Article VII herein) or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1  Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business.

2.2  Capitalization and Voting Rights.  The authorized, issued and outstanding capital stock of the Company is as set forth in the Information Package and all issued and outstanding shares of the Company are validly issued, fully paid and non-assessable.  Except as set forth in the Offering Materials and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Articles of Incorporation (the “Articles of Incorporation”), Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.3  Authorization; Enforceability.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Units contemplated hereby and the performance of the Company’s obligations hereunder has been taken.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.  The Shares when issued and fully paid for in accordance with the terms of this Agreement, and Shares issued pursuant to the terms of the Warrants when exercised in accordance with the terms of such Warrants, will be validly issued, fully paid and nonassessable.  The issuance and sale of the Units contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering.

2.4  No Conflict; Governmental Consents.

    (a)  The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Articles of Incorporation or Bylaws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b)  No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units, except such filings as may be required to be made with the SEC, FINRA and with any state or foreign blue sky or securities regulatory authority.

III.	TERMS OF SUBSCRIPTION

3.1  All funds paid hereunder shall be wired to the Company as follows:

Bank Name: JPMorgan Chase NA
Bank Address: 5689 St. Joseph Road, Stevensville, Michigan, 49127
Account Name: Discovery Gold Corporation
Account address: 2460 West 26th Avenue, Suite 380C, Denver, Colorado, 80211
Account number: 00000857591333
Wire code: 021000021
SWIFT CODE: CHASUS33

3.2  Certificates representing the Shares and the Warrants purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber within 10 business days following the closing at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Shares and the Warrants purchased by the Subscriber pursuant to this Agreement directly to the Subscriber’s residential or business address indicated on the signature page hereto.

IV.	CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

4.1  The Subscriber’s obligation to purchase the Units at the closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)  Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such closing shall have been performed or complied with in all material respects.

(b)  No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)  No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Units (except as otherwise provided in this Agreement).

V.	INTENTIONALLY OMITTED.

VI.	MISCELLANEOUS

6.1  Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, at:
Discovery Gold Corporation
2460 West 26th Avenue, Suite 380C
Denver, CO 80211
Attn:  Stephen E. Flechner, Chief Executive Officer

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn:  Darrin Ocasio, Esq.

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

6.2  Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by both the Company and the Subscriber.

6.3  Subject to anything contrary herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.4  Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

6.5  NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW.  IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE COURTS OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

6.6  WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

6.7  In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

6.8  The holdings of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.9  It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.10  The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.11  This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.12  Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

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VII.	CONFIDENTIAL INVESTOR QUESTIONNAIRE

         7.1         The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___
The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000 (excluding his or her principal residence).

Explanation.  In calculating net worth you may include equity in personal property and real estate other than your principal residence, including your cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

Category D ___
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E ___	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F ___
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000. (describe entity)

Category G ___
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H ___
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)

Category I ___	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete

          7.2   SUITABILITY (please answer each question)

(a)           For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)           For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)           For all Subscribers, please list types of prior investments:

(d)           For all Subscribers, please state whether you have participated in other private placements before:

YES_______                                           NO_______

(e)           If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Companies with no, or insignificant, assets and operations
Frequently
Occasionally
Never

(f)           For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(g)           For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(h)           For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______

(i)           For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                                           NO_______

(j)            For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                           NO_______

7.3   MANNER IN WHICH TITLE IS TO BE HELD.  (circle one)

(a)           Individual Ownership
(b)           Community Property
(c)           Joint Tenant with Right of Survivorship (both parties must sign)
(d)           Partnership*
(e)           Tenants in Common
(f)            Company*
(g)           Trust*
(h)           Other*

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4   FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________                                           No __________

If Yes, please describe:

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of FINRA Member Firm
By:

Date:

7.5    The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VII and such answers have been provided under the assumption that the Company will rely on them.

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DOLLAR SUBSCRIPTION $50,000/ $0.004 = 12,500,000 NUMBER OF UNITS
(EACH UNIT CONSISTING OF ONE SHARE AND ONE WARRANT TO
PURCHASE 0.5 SHARE OF COMMON STOCK)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Entity Name (if applicable)	Entity Name (if applicable

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:  ________________ , 2013

This Subscription Agreement is agreed to and accepted as of July ___, 2013.

DISCOVERY GOLD CORPORATION

By:           /s/ Stephen E. Flechner
Name:      Stephen E. Flechner
Title:        Chief Executive Officer

WARRANT
NO. 2	DISCOVERY GOLD CORPORATION	6,250,000 Shares

WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:30 P.M., EASTERN
TIME, ON THE EXPIRATION DATE

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

FOR VALUE RECEIVED, DISCOVERY GOLD CORPORATION, a Nevada corporation (the “Company”), hereby agrees to sell upon the terms  and on the conditions hereinafter set forth, but no later than 5:30 p.m., Eastern Time, on the Expiration Date (as hereinafter defined) to Steven Ross or registered assigns (the “Holder”), under the terms as hereinafter set forth, Six Million Two Hundred Fifty Thousand (6,250,000) fully paid and non-assessable shares of the Company’s Common Stock, par value $0.001 per share (the “Warrant Stock”), at a purchase price of $0.02 per share (the “Warrant Price”), pursuant to this warrant (this “Warrant”).  The number of shares of Warrant Stock to be so issued and the Warrant Price are subject to adjustment in certain events as hereinafter set forth.  The term “Common Stock” shall mean, when used herein, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant.

1. Exercise of Warrant.

(1)  At any time after the date hereof, the Holder may exercise this Warrant according to its terms by surrendering this Warrant to the Company at the address set forth in Section 11, the Notice of Exercise attached hereto having then been duly executed by the Holder, accompanied by cash, certified check or bank draft in payment of the purchase price, in lawful money of the United States of America, for the number of shares of the Warrant Stock specified in the Notice of Exercise, or as otherwise provided in this Warrant, prior to 5:30 p.m., Eastern Time, on January 19, 2015 (the “Expiration Date”).

(2)  This Warrant may be exercised in whole or in part so long as any exercise in part hereof would not involve the issuance of fractional shares of Warrant Stock.  If exercised in part, the Company shall deliver to the Holder a new Warrant, identical in form, in the name of the Holder, evidencing the right to purchase the number of shares of Warrant Stock as to which this Warrant has not been exercised, which new Warrant shall be signed by the Chairman, Chief Executive Officer or President and the Secretary or Assistant Secretary of the Company.  The term Warrant as used herein shall include any subsequent Warrant issued as provided herein.

(3)  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. The Company shall pay cash in lieu of fractions with respect to the Warrants based upon the fair market value of such fractional shares of Common Stock (which shall be the closing price of such shares on the exchange or market on which the Common Stock is then traded) at the time of exercise of this Warrant.

(4)  In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Stock so purchased, registered in the name of the Holder, shall be delivered to the Holder within  three (3) trading days after such rights shall have been so exercised. The person or entity in whose name any certificate for the Warrant Stock is issued upon exercise of the rights represented by this Warrant shall for all purposes be deemed to have become the holder of record of such shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

(5)  Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise.  In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or the certificates representing the Warrant Stock pursuant to an exercise within three trading days from the date of such exercise, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of shares of Warrant Stock that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

2. Disposition of Warrant Stock and Warrant.

(1)  The Holder hereby acknowledges that this Warrant and any Warrant Stock purchased pursuant hereto are, as of the date hereof, not registered: (i) under the Securities Act of 1933, as amended (the “Act”), on the ground that the issuance of this Warrant is exempt from registration under Section 4(2) of the Act as not involving any public offering or (ii) under any applicable state securities law because the issuance of this Warrant does not involve any public offering; and that the Company’s reliance on the Section 4(2) exemption of the Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder that it is acquiring this Warrant and will acquire the Warrant Stock for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

(2)  The Holder hereby agrees that it will not sell or transfer all or any part of this Warrant and/or Warrant Stock unless and until it shall first have given notice to the Company describing such sale or transfer and furnished to the Company either (i) an opinion, reasonably satisfactory to counsel for the Company, of counsel (skilled in securities matters, selected by the Holder and reasonably satisfactory to the Company) to the effect that the proposed sale or transfer may be made without registration under the Act and without registration or qualification under any state law, or (ii) an interpretative letter from the Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act.

(3)  If, at the time of issuance of the shares issuable upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Act, unless an applicable exemption from registration is available and the Company is provided with an opinion of counsel acceptable to the Company that registration is not then required, in which case the certificate representing the Warrant Stock shall not bear any restrictive legend, the Company may at its election require that the Holder provide the Company with written reconfirmation of the Holder’s investment intent and that any stock certificate delivered to the Holder of a surrendered Warrant shall bear legends reading substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

In addition, so long as the foregoing legend may remain on any stock certificate delivered to the Holder, the Company may maintain appropriate “stop transfer” orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

3. Reservation of Shares.  The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant.  The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will be duly authorized and will, upon issuance and against payment of the exercise price, be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

4.  Exchange, Transfer or Assignment of Warrant.  This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

5.  Capital Adjustments.  This Warrant is subject to the following further provisions:

(1)  Recapitalization, Reclassification and Succession.  If any recapitalization of the Company or reclassification of its Common Stock or any merger or consolidation of the Company into or with a corporation or other business entity, or the sale or transfer of all or substantially all of the Company's assets or of any successor corporation's assets to any other corporation or business entity (any such corporation or other business entity being included within the meaning of the term "successor corporation") shall be effected, at any time while this Warrant remains outstanding and unexpired, then, as a condition of such recapitalization, reclassification, merger, consolidation, sale or transfer, lawful and adequate provision shall be made whereby the Holder of this Warrant thereafter shall have the right to receive upon the exercise hereof as provided in Section 1 and in lieu of the shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place, and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

(2)  Subdivision or Combination of Shares.  If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the number of shares of Warrant Stock purchasable upon exercise of this Warrant and the Warrant Price shall be proportionately adjusted.

(3)  Stock Dividends and Distributions.  If the Company at any time while this Warrant is outstanding and unexpired shall issue or pay the holders of its Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, Common Stock, then (i) the Warrant Price shall be adjusted in accordance with Section 5(5) and (ii) the number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock that the Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto.

(4)  Stock and Rights Offering to Shareholders.  If the Company shall at any time after the date of issuance of this Warrant distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings or current year’s or prior year’s earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in the immediately preceding paragraph) (any of the foregoing being hereinafter in this paragraph called the “Securities”), then in each such case, the Company shall reserve shares or other units of such Securities for distribution to the Holder upon exercise of this Warrant so that, in addition to the shares of the Common Stock to which such Holder is entitled, such Holder will receive upon such exercise the amount and kind of such Securities which such Holder would have received if the Holder had, immediately prior to the record date for the distribution of the Securities, exercised this Warrant.

(5)  Warrant Price Adjustment.  Except as otherwise provided herein, whenever the number of shares of Warrant Stock purchasable upon exercise of this Warrant is adjusted, as herein provided, the Warrant Price payable upon the exercise of this Warrant shall be adjusted to that price determined by multiplying the Warrant Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately prior to such adjustment, and (ii) the denominator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately thereafter.

(6)  Certain Shares Excluded.  The number of shares of Common Stock outstanding at any given time for purposes of the adjustments set forth in this Section 5 shall exclude any shares then directly or indirectly held in the treasury of the Company.

(7)  Deferral and Cumulation of De Minimis Adjustments.  The Company shall not be required to make any adjustment pursuant to this Section 5 if the amount of such adjustment would be less than one percent (1%) of the Warrant Price in effect immediately before the event that would otherwise have given rise to such adjustment.  In such case, however, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one percent (1%) of the Warrant Price in effect immediately before the event giving rise to such next subsequent adjustment.

(8)  Duration of Adjustment.  Following each computation or readjustment as provided in this Section 5, the new adjusted Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant shall remain in effect until a further computation or readjustment thereof is required.

6.  Limitation on Exercises.  The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, the Holder (together with such Holder’s affiliates) would beneficially own in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise.  For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Holder and its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein.  Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  To the extent that the limitation contained in this Section 6 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliate) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliate) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of the determination.  For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company setting forth the number of shares of Common Stock outstanding.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The restriction described in this Section 6 may be waived, in whole or in part, upon sixty-one (61) days prior notice from the Holder to the Company to increase such percentage up to 9.99%, but not in excess of 9.99%.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

7.  Notice to Holders.

(1)	Notice of Record Date. In case:

a.
the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

b.
of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

c.	of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder hereof at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution or winding-up.  Such notice shall be mailed at least thirty (30) days prior to the record date therein specified, or if no record date shall have been specified therein, at least thirty (30) days prior to such specified date, provided, however, failure to provide any such notice shall not affect the validity of such transaction.

8. Certificate of Adjustment. Whenever any adjustment shall be made pursuant to Section 5 hereof, the Company shall promptly make a certificate signed by its Chairman, Chief Executive Officer, President, Vice President, Chief Financial Officer or Treasurer, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant after giving effect to such adjustment, and shall promptly cause copies of such certificates to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

9. Loss, Theft, Destruction or Mutilation.  Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof, without expense to the Holder, a new Warrant of like tenor dated the date hereof.

10. Warrant Holder Not a Stockholder.  The Holder of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever as a stockholder of the Company.

11. Notices.  Any notice required or contemplated by this Warrant shall be deemed to have been duly given if transmitted by registered or certified mail, return receipt requested, or nationally recognized overnight delivery service, to the Company at its principal executive offices located at Discovery Gold Corporation, 2460 West 26th Avenue, Suite 380C, Denver, CO 80211 Attention: Stephen E. Flechner, Chief Executive Officer, or to the Holder at the name and address set forth in the Warrant Register maintained by the Company.

12. Choice of Law.  THIS WARRANT IS ISSUED UNDER AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

13. Jurisdiction and Venue.  The Company and Holder hereby agree that any dispute which may arise between them arising out of or in connection with this Warrant shall be adjudicated before a court located in New York County, New York and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of York located in New York County with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Warrant or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

14. Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent signed by the Company and the Holder.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed on its behalf, in its corporate name and by its duly authorized officers, as of this 19th day of July, 2013.

DISCOVERY GOLD CORPORATION

By:           /s/ Stephen E. Flechner
Name:  Stephen E. Flechner
Title:  Chief Executive Officer

NOTICE OF EXERCISE
TO:	Discovery Gold Corporation 2460 West 26th Avenue, Suite 380C Denver, CO 80211 Attn: Stephen E. Flechner, Chief Executive Officer Tel: (855) 450-9700 Fax: (303) 463-5416

The undersigned hereby elects to purchase ______________ shares of Warrant Stock of the Company pursuant to the terms of the attached Warrant to Purchase Common Stock, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Payment shall take the form of (check applicable box):

☐   in lawful money of the United States

Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

 The shares of Warrant Stock shall be delivered to the following DWAC Account Number, if permitted, or by physical delivery of a certificate to:

Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name:
Signature:
Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

     FOR VALUE RECEIVED, all of or   shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

  Dated:  __________ ,

Holder’s Name:
Holder’s Signature:

Name and Title of Signatory:

Holder’s Address:

Signature Guaranteed:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.